EXHIBIT 24

POWER OF ATTORNEY

I appoint Daryl M. Adams, Frederick J. Sohm, and Thomas T. Kivell, and each of them, as my attorneys-in-fact and agents, with full power of substitution and re-substitution, for and in my name, place, and stead, in any and all capacities, to sign one or more registration statements on Form S-8 (or any other form deemed necessary or advisable by either of the named attorneys-in-fact) to register for issuance shares of the common stock of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors, Inc. Stock Incentive Plan of 2016, and any and all amendments (including post-effective amendments) to such registration statement, and to sign any registration statement for the same offering covered by such registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any such substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:	September 1, 2016

Signature:	/s/ Hugh W. Sloan, Jr.

Print Name:	Hugh W. Sloan, Jr.

POWER OF ATTORNEY

I appoint Daryl M. Adams, Frederick J. Sohm, and Thomas T. Kivell, and each of them, as my attorneys-in-fact and agents, with full power of substitution and re-substitution, for and in my name, place, and stead, in any and all capacities, to sign one or more registration statements on Form S-8 (or any other form deemed necessary or advisable by either of the named attorneys-in-fact) to register for issuance shares of the common stock of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors, Inc. Stock Incentive Plan of 2016, and any and all amendments (including post-effective amendments) to such registration statement, and to sign any registration statement for the same offering covered by such registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any such substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:	September 2, 2016

Signature:	/s/ James A. Sharman

Print Name:	James A. Sharman

POWER OF ATTORNEY

I appoint Daryl M. Adams, Frederick J. Sohm, and Thomas T. Kivell, and each of them, as my attorneys-in-fact and agents, with full power of substitution and re-substitution, for and in my name, place, and stead, in any and all capacities, to sign one or more registration statements on Form S-8 (or any other form deemed necessary or advisable by either of the named attorneys-in-fact) to register for issuance shares of the common stock of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors, Inc. Stock Incentive Plan of 2016, and any and all amendments (including post-effective amendments) to such registration statement, and to sign any registration statement for the same offering covered by such registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any such substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:	September 1, 2016

Signature:	/s/ Richard R. Current

Print Name:	Richard R. Current

POWER OF ATTORNEY

I appoint Daryl M. Adams, Frederick J. Sohm, and Thomas T. Kivell, and each of them, as my attorneys-in-fact and agents, with full power of substitution and re-substitution, for and in my name, place, and stead, in any and all capacities, to sign one or more registration statements on Form S-8 (or any other form deemed necessary or advisable by either of the named attorneys-in-fact) to register for issuance shares of the common stock of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors, Inc. Stock Incentive Plan of 2016, and any and all amendments (including post-effective amendments) to such registration statement, and to sign any registration statement for the same offering covered by such registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any such substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:	September 1, 2016

Signature:	/s/ Ronald E. Harbour

Print Name:	Ronald E. Harbour

POWER OF ATTORNEY

I appoint Daryl M. Adams, Frederick J. Sohm, and Thomas T. Kivell, and each of them, as my attorneys-in-fact and agents, with full power of substitution and re-substitution, for and in my name, place, and stead, in any and all capacities, to sign one or more registration statements on Form S-8 (or any other form deemed necessary or advisable by either of the named attorneys-in-fact) to register for issuance shares of the common stock of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors, Inc. Stock Incentive Plan of 2016, and any and all amendments (including post-effective amendments) to such registration statement, and to sign any registration statement for the same offering covered by such registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any such substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:	September 1, 2016

Signature:	/s/ Richard F. Dauch

Print Name:	Richard F. Dauch

POWER OF ATTORNEY

I appoint Daryl M. Adams, Frederick J. Sohm, and Thomas T. Kivell, and each of them, as my attorneys-in-fact and agents, with full power of substitution and re-substitution, for and in my name, place, and stead, in any and all capacities, to sign one or more registration statements on Form S-8 (or any other form deemed necessary or advisable by either of the named attorneys-in-fact) to register for issuance shares of the common stock of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors, Inc. Stock Incentive Plan of 2016, and any and all amendments (including post-effective amendments) to such registration statement, and to sign any registration statement for the same offering covered by such registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any such substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:	August 31, 2016

Signature:	/s/ Andrew Rooke

Print Name:	Andrew Rooke